UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 5, 2002
                                 ---------------





                               Finotec Group, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)






110 Wall St., SUite 15C
New York, NY                                         10005
--------------------------------                     -----
(Address of principal executive offices)            (Zip code)



  Registrant's telephone number, including area code: (202) 429-2001

                        ONLINE INTERNATIONAL CORPORATION


1825 I STREET, N.W., SUITE 400
WASHINGTON, D.C.                                       20009
--------------------------------                     -----
          (Former Name or Former Address, if Changed Since Last Report)







ITEM 5. OTHER EVENTS


     On February 14, 2002 the Registrant changed its name from Online International Corporation to Finotec Group, Inc. The name change was approved by a majority of the Registrant's shareholders and a written consent of its board of directors.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 5, 2002                   ONLINE INTERNATIONAL CORPORATION


                                 By:  /s/ Didier Essemini
                                      --------------------------------
                                      Name: Didier Essemini
                                      Title: President









CONTACT:  Didier Essemini - didier_e@finotec.com